Acquisition of Summit Bancorp, Inc. January 30, 2014 Exhibit 99.2

Forward Looking Information
This press release contains certain forward-looking information about the Company that is intended to be covered by the safe harbor for “forward-looking statements”
provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,”
“potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. These forward-looking statements include, without limitation, statements relating to the terms and closing of the proposed transaction with Summit, the proposed impact of the merger on the Company’s financial results, including any expected increase in the Company’s book value and tangible book value per share and any expected increase in diluted earnings per common share, acceptance by
Summit’s customers of the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, expected cost savings and merger related costs, and the integration of Summit’s operations. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict  and are generally beyond the control of the Company. Forward-looking statements speak only as of the date they are made and the Company assumes no duty to update such statements. In addition to factors previously disclosed in reports filed by the Company with the SEC, additional risks and uncertainties may include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Summit’s operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the inability to complete the merger due to the failure of Summit’s shareholders to adopt the merger agreement; the failure to satisfy other conditions to completion of the merger, including receipt of required regulatory and other approvals; the failure of the proposed merger to close for any other reason; the effect of the announcement of the merger on customer relationships and operating results; dilution caused by the
Company’s issuance of additional shares of its common stock in connection with the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.
Annualized, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results.
ADDITIONAL INFORMATION
The Company intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the Company’s shares that will be issued to Summit’s shareholders in connection with the transaction.  The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the proposed merger transaction involving the Company and Summit.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE
REGISTRATION STATEMENT, JOINT PROXY/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE
TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION
REGARDING THE PROPOSED MERGER TRANSACTION.  Investors and security holders may obtain free copies of these documents and other documents filed with the SEC
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
Company’s website at
http://www.bankozarks.com,
Investor Relations, or by contacting Susan Blair at (501) 978-2217.
on the SEC’s website at
http://www.sec.gov.
Investors and security holders may also obtain free copies of the documents filed with the SEC by the Company at the

- [illegible] with a minimum of [illegible] stock consideration and the balance in cash[1]

- Approximately [illegible] book value and tangible book value[1]
- Approximately [illegible] [illegible] net income[1]

- Summit shareholder approval
- Customary regulatory approvals

- Expected closing in the second quarter of [illegible]

BANK of the OZARKS, INC.

Transaction Overview
1
The price may be adjusted downward to the extent, among other things, Summit’s consolidated net book value at closing (as adjusted)
falls below $135,000,000. Exchange ratio will be based on OZRK’s ten-day average closing price as of the fifth business day prior to closing ranging between a ceiling of  $72.63 and a floor of $43.58.
2
Based on Summit’s unaudited consolidated financial information as of December 31, 2013.
Transaction
Purchase Price
Valuation Multiples
Required Approvals
Timing
Bank of the Ozarks, Inc. (“OZRK”) entered into a definitive
agreement and plan of merger with Summit Bancorp, Inc.
(“Summit”) headquartered in Arkadelphia, Arkansas
Summit shareholder approval
Customary regulatory approvals
Expected closing in late second quarter of 2014
Approximately 1.6x book value and tangible book value²
Approximately 15.8x 2013 net income²
$216,000,000 with a minimum of 80% stock consideration
and the balance in cash 1

Strategic Acquisition
Financially
Attractive
Strategic
Expansion
Low Risk
Tangible Book Value by approximately $0.50 to $0.60 per share
Book Value by approximately $3.00 to $3.25 per share
EPS by approximately $0.25 to $0.30 during the first 12 months
Expected to be accretive to:
Total assets of $1.2 billion
Total loans of $778 million , total deposits of $994 million
2
24 offices in nine Arkansas counties
Comprehensive due diligence process
In-market transaction with a familiar customer base
High-performing; minimal historical credit losses
2
2
1
1
1
1
Assumes OZRK’s ten-day average closing stock price of $58.10 (closing price as of January 29, 2014) and election of 80%
stock consideration by Summit shareholders. Amounts also based on OZRK’s financial information as of December 31, 2013 disclosed in our press release dated January 16, 2014.
2
Obtained from Summit’s unaudited consolidated financial information as of December 31, 2013.

Key Assumptions
Cost Savings
Purchase Accounting
Assumptions
System Conversion
Merger Related
Costs
Fourteen offices located within two miles of an OZRK office, including nine offices within one mile of an OZRK office
Expected loan mark of approximately 4% of total loans
Expected ORE mark of approximately 30%
Anticipated system conversion during the fourth quarter of 2014
Expected non-interest expense savings of 25%-30% in first 12 months
Expected non-interest expense savings in the mid-30% range thereafter
Expected to be $4 million on a pre-tax basis

Two Premier Arkansas Banks are Joining

BANK of the OZARKS®

Summit Bank

Bella Vista
Bentonville
Rogers
Fayetteville
Springdale
Harrison
Mountain Home
Bellefonte
Yellville
Western Grove
Jasper
Marshall
Clinton
Mulberry
Ozark
Altus
Alma
Clarksville
Van Buren
Paris
Russellville
Ft. Smith
Conway
Sherwood
Maumelle
North Little Rock
Cabot
Lonoke
Little Rock
Hot Springs
Hot Springs Village
Bryant
Benton
Malvern
Arkadelphia
Hope
Texarkana
Magnolia

ARKANSAS OFFICES

Bank of the Ozarks	66
Summit Bank	24
Total Arkansas Offices:	90

BANK of the OZARKS, INC.

California
Los
Angeles
Texas
Alabama
Georgia
South Carolina
North Carolina
Florida
New York
Little Rock
Austin
Dallas
Dawsonville
Cartersville
Atlanta
Dallas
Valdosta
Bainbridge
Brunswick
Savannah
Bluffton
Wilmington
Charlotte
Shelby
Mobile
Geneva
Bradenton
Palmetto
Ocala
San Antonio
Houston
Arkansas
Texarkana
Offices By State:
Arkansas 90
Georgia 28
Texas 21
North Carolina 16
Florida 5
Alabama 3
South Carolina 1
New York 1
California 1
TOTAL 166
7
OZRK Offices
Summit Offices
OZRK Planned Offices
(including OmniBank)
New York
A Powerful Regional Franchise
with more offices on the way

Highly Complimentary Franchises
Similar culture – comfortable transition
Addition of talented Summit team
Significant presence in new Arkansas markets – Arkadelphia, Malvern,
Magnolia and Hope
Combination to result in top or near-top market share – Saline and Garland counties (Benton, Bryant, Hot Springs, Hot Springs Village)
Summit Fort Smith loan production office team – instantly has a branch network and strengthens OZRK Fort Smith team that is currently short-staffed
Summit Conway team – enhances OZRK Conway team that is currently short-
staffed
Summit Little Rock team – complements OZRK strong position in Little Rock
Summit consumer loan platform and processes may be a model for OZRK to adopt
Trust and Mortgage operations should consolidate nicely providing valuable scale to both teams

Summary
Franchises are highly complimentary
Pro forma total assets of $6.3 billion
Immediately accretive to tangible book
value and accretive to diluted earnings per
share in the first 12 months and thereafter
Eleventh acquisition announced by OZRK
since March 2010 and the largest in our
history
1
1
Includes total consolidated assets of OZRK as of December 31, 2013 disclosed in our press release dated January 16, 2014, unaudited consolidated total assets of Summit as of December 31, 2013 and unaudited total assets of OMNIBANK, N.A. as of
December 31 2013, which is expected to close in March of 2014.